April 26, 2006

Supplement

SUPPLEMENT DATED APRIL 26, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY INTERNATIONAL SMALLCAP FUND
Dated September 30, 2005

The first paragraph of the section of the Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund will normally invest at least 80% of its assets in common stocks and other equity securities (including depositary receipts) of "small capitalization" companies located outside the United States. A company is considered to be a "small capitalization" company if it has a market capitalization of generally less than $4 billion at the time of purchase. The Fund invests in companies located in at least three countries outside the United States, and currently may invest more than 25% of its assets in securities of companies located in each of the United Kingdom and Japan. A company is considered to be located in a particular country if it (a) is organized under the laws of the country, (b) has securities which are principally traded on a stock exchange in the country, (c) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country, or (d) maintains at least 50% of its assets in the country. The Fund may invest up to 10% of its assets in emerging market countries.

The following sentence is hereby added to the section of the Prospectus titled "Principal Risks – Foreign Securities":

The Fund may invest a substantial portion of its assets in foreign securities, including those issued by companies located in emerging market countries.

The following paragraph is hereby added to the section of the Prospectus titled "Principal Risks – Foreign Securities":

The foreign securities in which the Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERNCE.

38543SPT-03